                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 July 12, 1999
               (Date of Report [Date of earliest event reported]:)

                   FIRST OF AMERICA CREDIT CARD MASTER TRUST
               (Exact name of registrant as specified in charter)

                                  UNITED STATES
                 (State or other jurisdiction of incorporation)

                                 NOT APPLICABLE
                              (Commission File No.)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                             NATIONAL CITY CENTER
                             1900 EAST NINTH STREET
                             CLEVELAND, OHIO
                    (Address of principal executive offices)

                                   44114-3484
                                   (Zip Code)

                                 (216) 575-2000
              (Registrant's telephone number, including area code)


                        (Former name or former address,
                         if changed since last report.)

  Item 7.   Financial Statements, Pro forma Financial
            Information and Exhibits.


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 July 12, 1999 for Series 1995-1.





                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master
  Trust by the undersigned thereunto duly authorized.


  Dated:  July 26, 1999          By:  /S/  William F. Smith
                                Name:     William F. Smith
                                Title:    Administrative Trustee

                           EXHIBIT INDEX


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 July 12, 1999 for Series 1995-1.